STRATEGIC PARTNERS ASSET ALLOCATION FUNDS

Strategic Partners Conservative Allocation Fund

Strategic Partners Moderate Allocation Fund

Supplement dated March 30, 2006 to

Prospectus and Statement of Additional Information (SAI )

dated September 30, 2005

Effective as of March 30, 2006 each Fund listed above has changed certain of its investment policies. Each of the investment policy changes is discussed below:

Structured Notes

The discussion pertaining to the types of debt securities which the Funds may invest in, appearing in the section of the Prospectus entitled “How the Funds Invest – Fixed-Income Segments” is hereby amended to include structured notes as a permissible type of debt security.

The section of the SAI entitled “Description of the Funds, Their Investments and Risks – Corporate and Other Debt Obligations” is hereby supplemented by adding the following discussion pertaining to structured notes:

The Conservative Allocation and Moderate Allocation Funds may each invest in structured notes. The values of the structured notes in which a Fund will invest may be linked to equity securities or equity indices or other instruments or indices ("reference instruments"). These notes differ from other types of debt securities in several respects. The interest rate or principal amount payable at maturity may vary based on changes in the value of the equity security, instrument, or index. A structured note may be positively or negatively indexed; that is, its value or interest rate may increase or decrease if the value of the reference instrument increases. Similarly, its value may increase or decrease if the value of the reference instrument decreases. Further, the change in the principal amount payable with respect to, or the interest rate of, a structured note may be a multiple of the percentage change (positive or negative) in the value of the underlying reference instrument(s).

Investments in structured notes involve certain risks, including the credit risk of the issuer and the normal risks of price changes in response to changes in interest rates. Further, in the case of certain structured notes, a decline or increase in the value of the reference instrument may cause the interest rate to be reduced to zero, and any further declines or increases in the reference instrument may then reduce the principal amount payable on maturity. The percentage by which the value of the structured note decreases may be far greater than the percentage by which the value of the reference instrument increases or decreases. Finally, these securities may be less liquid than other types of securities, and may be more volatile than their underlying reference instruments.

Foreign Currency Hedging

The section of the Prospectus entitled “How the Funds Invest – Other Investments and Strategies – Derivative Strategies” is hereby amended by including the following new discussion:

The Fixed-Income segments of the Funds will normally hedge at least 75% of their exposure to foreign currency to reduce the risk of loss due to fluctuations in currency exchange rates.

Foreign Currency Forward Contracts

The discussion pertaining to foreign currency forward contracts, appearing in the section of the Prospectus entitled “How the Funds Invest – Other Investments and Strategies – Futures Contracts and Related Options and Foreign Currency Forward Contracts” is hereby replaced in its entirety with the following:

Each Fund may enter into foreign currency forward contracts and options, in several circumstances, with one of the purposes being to protect the value of its assets against future changes in the level of currency exchange rates. Each Fund’s dealings in foreign currency forward contracts and options can be used for, but may not be limited to, hedging involving either specific transactions or portfolio positions. A foreign currency forward contract is an obligation to buy or sell a given currency on a future date at a set price or to make or receive a cash payment based on the value of a given currency at a future date. Delivery of the underlying currency is expected, the terms are individually negotiated, the counterparty is not a clearing corporation or an exchange and payment on the contract is made upon delivery, rather than daily.

Short Sales

The discussion pertaining to short sales, appearing in the section of the SAI entitled “Description of the Funds, Their Investments and Risks – Other Investment Strategies – Short Sales is hereby amended by increasing the maximum amount of Fund assets which may be utilized for short sale purposes. As amended, no more than 25% of Fund assets will be, when added together (1) deposited as collateral for the obligation to replace securities borrowed to effect short sales and (2) segregated in connection with short sales.

When-Issued and Delayed Delivery Securities:

The table appearing in the section of the Prospectus entitled “How the Funds Invest – Investment Risks – When issued and delayed-delivery securities” is hereby amended to increase the maximum permitted amount of Fund assets that may be invested in when issued or delayed delivery securities. As amended, each Fund may invest a varying percentage of Fund assets in when issued and delayed-delivery securities, although the amount invested will usually be less than 35% of each Fund’s total assets.

Asset-Backed Securities

The Funds have adopted policies amending the permitted amount of Fund assets that may be invested in asset-backed securities. As amended, the Funds may each invest varying amounts of Fund assets in asset-backed securities, although the amount invested will usually be less than 25% of each Fund’s total assets.

To reflect this change, the section of the Prospectus entitled “ How the Funds Invest –Fixed-Income Segments – Asset-Backed Securities” is amended accordingly.

To reflect this change, the table appearing in the section of the Prospectus entitled “How the Funds Invest – Investment Risks – Asset-backed securities” is hereby correspondingly amended.

Money Market Instruments

The table appearing in the section of the Prospectus entitled “How the Funds Invest – Investment Risks – money market securities” is hereby amended to increase the maximum permitted amount of Fund assets which may be invested in money market securities on a normal basis. As amended, each Fund may invest a varying percentage of Fund assets in money market instruments on a normal basis, and may invest up to 100% of Fund assets in money market securities on a temporary basis.

Municipal Securities

The discussion pertaining to municipal securities, appearing in the section of the SAI entitled “Description of the Funds, Their Investments and Risks – Other Investment Strategies – Municipal Securities” is hereby amended by increasing the maximum permitted amount of Fund assets that may be invested in municipal securities. As amended, each Fund may invest up to 10% of its net assets in municipal securities under normal market conditions.

Options Transactions

The discussion pertaining to options transactions, appearing in the section of the SAI entitled “Description of the Funds, Their Investments and Risks – Risk Management and Return Enhancement Strategies – Options on Securities” is hereby amended by removing the limitation which provides that a Fund may only write covered put options to the extent that cover for such options does not exceed 25% of the Fund’s net assets. In addition, the limitation which provides that a Fund’s use of straddles will be limited to 5% of each Fund’s net assets is hereby removed.

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